Taxation - Schedule of Reconciliation Between the Hong Kong Statutory Tax Rates to Income Before Income Taxes Expense (Benefit) (Parentheticals) (Details) - USD ($)		12 Months Ended
		Sep. 30, 2024	Sep. 30, 2023	Sep. 30, 2022
Schedule of Reconciliation Between the Hong Kong Statutory Tax Rate to Income Before Income Taxes Expense (Benefit) [Line Items]
Effect of different tax rates	[1]	$ 2	$ 2	$ 2

[1]	From year of assessment of 2018/2019 onwards, Hong Kong profit tax rates are 8.25% on assessable profits up to HK$2 million, and 16.5% on any part of assessable profits over HK$2 million. If, at the end of the basis period of the entity for the relevant year of assessment, the entity has one or more connected entities, the two-tiered profits tax rates would only apply to the one which is nominated to be chargeable at the two-tiered rates. The others would not qualify for the two-tiered profits tax rates and will continue to be subject to the rate of 16.5%.